UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 26, 2006

CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

51 West 52nd Street, New York, New York		10019
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5               Corporate Governance and Management

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On May 26, 2006, Robert Walter announced his decision to resign from his position as a member of the CBS Corporation Board of Directors. Mr. Walter is the Founder and Chairman of Cardinal Health and has just recently stepped down as Chief Executive Officer of Cardinal Health. His resignation is effective May 26, 2006.

Section 9               Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.           The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press release of CBS Corporation, dated May 26, 2006, announcing the resignation of Robert D. Walter from the CBS Corporation Board of Directors.	.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

	By:	/s/ Louis J. Briskman
		Name:	Louis J. Briskman
		Title:	Executive Vice President and
General Counsel

Date: May 26, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press release of CBS Corporation, dated May 26, 2006, announcing the resignation of Robert D. Walter from the CBS Corporation Board of Directors.	.